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                                                                  EXHIBIT 10.109


                               THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                              (SERVICING FACILITY)

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (SERVICING FACILITY), dated as of June 22, 2001 (this "Amendment"), is entered into among the Lenders party hereto, BANKERS TRUST COMPANY, a New York banking corporation, as administrative agent for the Lenders (the "Administrative Agent"), DORAL FINANCIAL CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico ("DFC"), and DORAL MORTGAGE CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico and a wholly-owned subsidiary of DFC (together with DFC, each a "Borrower" and collectively, the "Borrowers"), with reference to the Amended and Restated Credit Agreement (Servicing Facility), dated as of June 25, 1999, as amended by the First Amendment to Amended and Restated Credit Agreement (Servicing Facility), dated as of November 30, 1999, among the Borrowers, the Administrative Agent and the lenders party thereto and the Second Amendment to Amended and Restated Credit Agreement (Servicing Facility), dated as of June 23, 2000 (the "Second Amendment"), among the Borrowers, the Administrative Agent and the Lenders party thereto (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). All capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

         The Lenders, the Administrative Agent and the Borrowers wish to amend the Credit Agreement as set forth herein.

         ACCORDINGLY, the parties hereto agree as follows:

         Section 1.        Amendments to Credit Agreement.

         (a) The following new definitions shall be added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

         "'Leverage' shall mean the quotient obtained by dividing (a)Total Borrower Liabilities by (b) Tangible Book Net Worth."

         "'Senior Unsecured Indebtedness' shall mean the amount of all unsecured Indebtedness of DFC and its consolidated Subsidiaries, other than unsecured Indebtedness of DFC and its consolidated Subsidiaries which is contractually subordinate to the Obligations and the Servicing Obligations on terms acceptable to the Administrative Agent."

         (b) The definition of "Maturity Date" set forth in Section 1.1 of the Credit Agreement shall be amended by replacing "June 22, 2001" with "June 21, 2002".

         (c) Section 4.14 of the Credit Agreement shall be amended by replacing "4,000,000,000" with "6,000,000,000".


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         (d)      The text of Section 5.3(a) of the Credit Agreement shall be deleted in its entirety and replaced with "[Intentionally Omitted]", and Exhibit S to the Credit Agreement shall be deleted in its entirety.

         (e) Section 5.3(b) of the Credit Agreement shall be amended by replacing "$200,000,000" with "$260,000,000".

         (f) Section 5.3(c) of the Credit Agreement shall be amended by replacing "4,000,000,000" with "6,000,000,000."

         (g) Section 5.3 of the Credit Agreement shall be amended by adding the following new clauses (d), (e), (f), (g) and (h) immediately following clause (c) thereof:

                  "(d)     'Maximum Leverage.' Permit Leverage to be greater
than 10.0."

                  "(e)     'Senior Unsecured Indebtedness Ratio'. Permit the
ratio of the Senior Unsecured Indebtedness to Tangible Book Net Worth to be greater than 2.00:1.00."

                  "(f)     'DFC Tangible Book Net Worth'. Permit Tangible Book
Net Worth of DFC and its consolidated Subsidiaries (including, without limitation, its Non-Mortgage Banking Subsidiaries) at any time to be less than $450,000.000."

                  "(g)     'DFC Maximum Leverage'. Permit Leverage of DFC and
its consolidated Subsidiaries (including, without limitation, its Non-Mortgage Banking Subsidiaries) to be greater than 12.0"

                  "(h)     'DFC Senior Unsecured Indebtedness Ratio'. Permit the
ratio of the Senior Unsecured Indebtedness of DFC and its consolidated Subsidiaries (including, without limitation, its Non-Mortgage Banking Subsidiaries) to Tangible Book Net Worth of DFC and its consolidated Subsidiaries (including, without limitation, its Non-Mortgage Banking Subsidiaries) to be greater than 1.25:1.00."

         (h) The last unlettered paragraph of Section 5.3 of this Credit Agreement shall be amended to read in its entirety as follows:

         "The determination of compliance with the covenants set forth in clauses (b), (c), (d) and (e) of this Section 5.3 shall be based upon the quarterly financial statements delivered to the Administrative Agent as contemplated in Section 5.1(a)(ii) for the mortgage banking operations of DFC and its consolidated Subsidiaries (which for greater certainty shall include the financial results of DMC, SANA Mortgage Bankers, and Centro Hipotecario de Puerto Rico, Inc., and shall exclude the financial results of the Non-Mortgage Banking Subsidiaries). The determination of compliance with the covenants set forth in clauses (f), (g) and (h) of this Section 5.3 shall be based upon the quarterly financial statements delivered to the Administrative Agent as contemplated in Section 5.1(a)(ii) for all of the operations of DFC and its consolidated Subsidiaries (which for greater certainty shall include the financial results of all of such consolidated Subsidiaries, including, without limitation, the financial results of the Non-Mortgage Banking Subsidiaries) and as used in such covenants (and for the purpose of making


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any such determination of compliance with such covenants) the following defined terms as used in such covenants shall be amended as follows: (i) clause (b) of the definition of "Tangible Book Net Worth" shall be amended by deleting subclause (i) thereof; and (ii) the definition of "Total Borrower Liabilities" shall be amended by deleting the parenthetical words "(other than its Non-Mortgage Banking Subsidiaries)" therefrom."

         (i) Section 1(v) of the Second Amendment shall be amended to read in its entirety as follows:

                  "(v)     The following Lenders and their affiliates shall have
the titles set forth below for purposes of the credit facilities contemplated by the Credit Agreement:



          Deutsche Banc Alex. Brown Inc.        Arranger, Syndication Agent and
                                                Documentation Agent

          Bankers Trust Company                 Administrative Agent

          First Union National Bank             Managing Agent

          Bank of America N.A.                  Managing Agent


The acceptance of each such appointment by the related appointee shall be evidenced by the execution and delivery of this Amendment by such appointee. Each such appointment shall be subject to, and in its capacity as appointee each such appointee shall be entitled to the benefit of all of the protections afforded to an agent under, Section 7 of the Credit Agreement (other than Section 7.9 of the Credit Agreement which shall apply only to the Administrative Agent)."

         Section 2. Representation and Warranties. The Borrowers represent and warrant that, on and as of the date hereof and after giving effect to this Amendment, all of the representations and warranties made by them in the Credit Agreement and the other Loan Documents are true and correct as if made on and as of the date hereof and no Potential Default or Event of Default has occurred and is continuing.

         Section 3. Effectiveness. This Amendment shall become effective as of the date hereof upon delivery to the Administrative Agent of (i) counterparts of this Amendment, duly executed and delivered by the parties hereto, and (ii) certified copies of the resolutions of the Board of Directors of each of the Borrowers evidencing the authorization of such Borrower to enter into this Amendment.

         Section 4. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing any such counterpart.


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         Section 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 6. Miscellaneous. Except as expressly amended hereby, none of the terms, covenants and conditions contained in the Credit Agreement, the other Loan Documents or the Intercreditor Agreement shall be amended or waived, and all such terms, covenants and conditions shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. Nothing contained herein shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, any other Loan Document or the Intercreditor Agreement, or constitute a waiver of any provision of the Credit Agreement, any other Loan Document or the Intercreditor Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered as of the day and year first above written.



                                          DORAL FINANCIAL CORPORATION,
                                              as a Borrower



                                          By:     /s/ Mario S. Levis
                                              ----------------------------------
                                              Name:   Mario S. Levis
                                              Title:  Executive Vice President
                                                      and Treasurer



                                          DORAL MORTGAGE CORPORATION,
                                              as a Borrower



                                          By:       /s/ Mario S. Levis
                                              ----------------------------------
                                              Name:   Mario S. Levis
                                              Title:  Executive Vice President



         Commitment: $8,000,000               BANKERS TRUST COMPANY,
                                              as Administrative Agent and as a
                                              Lender

                                          By:        /s/ Kevin M. McCann
                                              ----------------------------------
                                              Name:   Kevin M. McCann
                                              Title:  Managing Director


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         Commitment: $8,000,000               FIRST UNION NATIONAL BANK,
                                              as Managing Agent and as a Lender



                                          By:        /s/ Anthony J. Alfieri
                                              ----------------------------------
                                              Name:    Anthony J. Alfieri
                                              Title:   Vice President



         Commitment: $8,000,000               BANK OF AMERICA, N.A.
                                              as Managing Agent and as a Lender



                                          By:     /s/ Agnes McAlpine
                                              ----------------------------------
                                              Name:   Agnes McAlpine
                                              Title:  Principal



         Commitment: $7,000,000           FLEET NATIONAL BANK (formerly
                                          BANKBOSTON, N.A.),
                                              as a Lender



                                          By:    /s/  Paul Chmielinski
                                              ----------------------------------
                                              Name:   Paul Chmielinski
                                              Title:  Director



         Commitment: $7,000,000               THE BANK OF NEW YORK,
                                              as a Lender



                                          By:      /s/ Paul Connolly
                                              ----------------------------------
                                              Name:   Paul Connolly
                                              Title:  Vice President


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         Commitment: $7,000,000               NATIONAL CITY BANK OF KENTUCKY,
                                              as a Lender



                                          By:       /s/ Mary Jo Reiss
                                              ----------------------------------
                                              Name:   Mary Jo Reiss
                                              Title:  Vice President



         Commitment: $5,000,000               CREDIT LYONNAIS, NEW YORK BRANCH,
                                              as a Lender



                                          By:       /s/ W. Jay Buckley
                                              ----------------------------------
                                              Name:  W. Jay Buckley
                                              Title: First Vice President



         Commitment: $5,000,000               COLONIAL BANK,
                                              as a Lender



                                          By:       /s/ Amy J. Nunneley
                                              ----------------------------------
                                              Name:   Amy J. Nunneley
                                              Title:  Senior Vice President



                                          DEUTSCHE BANC ALEX. BROWN INC.,
                                              as Arranger, Syndication Agent and
                                              Documentation Agent



                                          By:       /s/ Kevin McCann
                                              ----------------------------------
                                              Name:   Kevin McCann
                                              Title:  Managing Director


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